GOODWILL	6 Months Ended
Jun. 30, 2022
Intangible Assets [Abstract]
GOODWILL	GOODWILL

(US$ MILLIONS)	June 30, 2022	December 31, 2021
Balance at beginning of period	$8,585	$5,244
Acquisitions through business combinations (1)	1,850	3,967
Impairment (2)	(111)	(175)
Dispositions (3)	—	(171)
Foreign currency translation	(417)	(280)
Balance at end of period	$9,907	$8,585
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(1)See Note 3 for additional information.
(2)Relates to a goodwill impairment loss of $111 million at the partnership’s offshore oil services operations (2021: $175 million).
(3)Relates to the deconsolidation of the partnership’s graphite electrode operations on March 1, 2021. Refer to Note 8 for additional information.
During the three months ended June 30, 2022, the partnership recorded a goodwill impairment loss of $111 million within the infrastructure services segment. The impairment is related to the partnership’s investment in offshore oil services and is a result of changes in forecasted cash flow assumptions. The recoverable amount calculated to assess goodwill impairment was based on an estimate of fair value less costs of disposal contemplated using a discounted cash flow analysis incorporating significant unobservable inputs. The estimates regarding expected future cash flows and discount rates are Level 3 fair value inputs based on various assumptions including existing contracts, future vessel redeployment rates, financial forecasts and industry trends.